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                      HARTFORD LIFE INSURANCE COMPANY, INC.
                                      AND
               HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, INC.

                                POWER OF ATTORNEY

                                 Donald R. Frahm
                                Bruce D. Gardner
                                Joseph H. Gareau
                                John P. Ginnetti
                                 Thomas M. Marra
                              Leonard E. Odell, Jr.
                                Lowndes A. Smith
                               Raymond P. Welnicki
                               Lizabeth H. Zlatkus

do hereby jointly and severally authorize Lynda Godkin and/or Scott K. Richardson to sign as their agent, any Registration Statement, pre-effective amendment, and any post-effective amendment of the Hartford Life Insurance Company, Inc., and Hartford Life and Accident Insurance Company, Inc. under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

  /s/ Donald R. Frahm               Dated:
--------------------------------          --------------------------------
      Donald R. Frahm

  /s/ Bruce D. Gardner              Dated:  10/19/95
--------------------------------          --------------------------------
      Bruce D. Gardner

  /s/ Joseph H. Gareau              Dated:
--------------------------------          -------------------------------
      Joseph H. Gareau

  /s/ John P. Ginnetti              Dated:  10/26/95
--------------------------------          --------------------------------
      John P. Ginnetti

  /s/ Thomas M. Marra               Dated:
--------------------------------          --------------------------------
      Thomas M. Marra

  /s/ Leonard E. Odell, Jr.         Dated:   10/20/95
--------------------------------          --------------------------------
      Leonard E. Odell, Jr.

  /s/ Lowndes A. Smith              Dated:
--------------------------------          --------------------------------
      Lowndes A. Smith

  /s/ Raymond P. Welnicki           Dated:   10/24/95
--------------------------------          --------------------------------
      Raymond P. Welnicki

  /s/ Lizabeth H. Zlatkus           Dated:
--------------------------------          --------------------------------
      Lizabeth H. Zlatkus